

biorestorative therapies

# PRESENTATION

2016

# Forward Looking Statements

Statements in this presentation, including the information set forth as to the future financial or operating performance of BioRestorative Therapies, Inc. (the "Company"), that are not current or historical factual statements may constitute "forward looking" information within the meaning of securities laws. When used in this presentation, such statements may include, among other terms, such words as "may," "will," "expect," "believe," "plan," "anticipate," "intend," "estimate," "project," "target" and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. Forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward looking statements. These forward looking statements may not be realized due to a variety of factors, including without limitation: (i) our limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency; (ii) our ability to obtain sufficient financing to complete our clinical trials, implement our business plan and satisfy our debt obligations; (iii) our ability to timely and successfully develop and commercialize *BRTX-100*, our lead product candidate for the treatment of chronic lumbar disc disease; (iv) delays in enrolling patients in our clinical trials; (v) disruption to our access to the media (including cell culture media) and reagents we are using in the clinical development of our cell therapy product candidates; (vi) failure of our clinical trials to demonstrate adequately the safety and efficacy of our product candidates; (vii) our lack of manufacturing capabilities to produce our product candidates at commercial scale quantities; (viii) the loss of our exclusive license rights with regard to our disc/spine technology; (ix) safety problems encountered by us or others developing new stem cell-based therapies; (x) ethical and other concerns surrounding the use of stem cell therapy which negatively impact the public perception of our stem cell products and/or services; (xi) our limited experience in the development and marketing of cell therapies; (xii) our reliance on novel technologies that are inherently expensive and risky; (xiii) significant product liability claims and litigation which we may be subject to, including potential exposure from the use of our product candidates in human subjects; (xiv) our inability to obtain reimbursement for our products and services from private and governmental insurers; (xv) our inability to protect our proprietary rights; (xvi) compliance with applicable federal, state, local, and international requirements; (xvii) dependence upon our executive officers and need to attract additional qualified personnel; and (xviii) vulnerability to competition and technological changes. See also "Risk Factors" listed in the Company's most recent filings with the SEC. Many of these issues can affect the Company's actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, the Company. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting the Company will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

# Company Overview

***BioRestorative Therapies, Inc. develops therapeutic products using cell and tissue protocols, primarily involving adult stem cells. Our two core programs relate to the treatment of disc/spine disease and metabolic disorders.***

**MULTIPLE CELL THERAPY PROGRAMS**

- **DISC/SPINE PROGRAM (*brtxDISC™*):**
  - An advanced cell therapy to treat chronic lumbar disc disease caused by protruding or bulging discs
  - Lead therapeutic product, "BRTX-100", has been engineered to promote healing in damaged intervertebral discs
  - IND submission targeted 4Q 2016 with clinical trial commencement 1Q 2017
- **METABOLIC PROGRAM (*ThermoStem®*):**
  - Cell-based therapy to target diabetes, obesity and other metabolic disorders using brown adipose (fat) cells and tissue
  - Finalize clinical indication and delivery mechanism and drive to IND filing

**STRONG MANAGEMENT & ADVISORY TEAMS**

# Lower Back Pain Disc Therapy Program

**_Lower Back Pain is the Most Common, the Most Disabling, and the Most Costly Musculoskeletal Problem Treated_**



Protruding / Bulging Disc





Spinal Fusion Surgery

***INTRODUCING A NEW STANDARD OF CARE TO TREAT CHRONIC LUMBAR DISC DISEASE***

# Cell-Based Lumbar Disc Therapeutic

## *Disc Therapy to Treat Chronic Lumbar Disc Disease*

## *(Protruding and Bulging Discs)*



**Single Injection Procedure**

Non-Surgical 30 Minute
Outpatient Procedure
Patient's Own Cells
High Patient/Physician
Adoption Expected

- **BRTX-100 - Lead Cell Therapy Candidate**

  Product Formulated from Autologous Cultured Mesenchymal Stem Cells (or MSCs) Collected from the Patient's Bone Marrow

- **Treatment** is Intended for Patients Whose Pain Has Not Been Alleviated by Non-Invasive Procedures and Who Potentially Face the Prospect of Surgery

- **Clinical Trial** recruitment expected to commence 1Q 2017

  *Initial Successful Pre-IND Meeting with FDA*

- **Promising HUMAN Data** from Treatments Performed in the US

# BRTX-100: Production Process

Collection and Shipment to BRT of Patient's Bone Marrow and Blood

Production of BRTX-100
- Hypoxic Culturing of MSCs

Formulation and Cryopreservation of BRTX-100

Shipment of BRTX-100 to Clinical Site/Physician

Thawing and Injection of BRTX-100 into Patient's Disc



# BRTX-100: Engineered for the Disc


NALGENE®

- **BRTX-100 Key Attributes**:
  - Autologous
  - Contains Hypoxic (Low Oxygen) Cultured Mesenchymal Stem Cells
  - High Cell Viability for Disc
  - Cryopreserved
- **BRTX-100 Cell Based Therapy (2 step mechanism):**
  - Structural (Bio-Mechanical Properties)
    - Supply disc tissue-specific cells that replace lost or damaged resident cells of disc
      - ↑ Extracellular matrix integrity
    - Secretion of growth factors to enhance cell structure
  - Immuno-Modulate the Inflammatory Response
    - ↓ Inflammatory cascade
- **BRTX-100 Primary Endpoint:**
  - <u>**Improve Function**</u> and <u>**Decrease Pain**</u> in Patients with Chronic Lower Lumbar Disease

# Previous Human Data

- A physician-sponsored, IRB-approved study investigated the effect of hypoxic cultured MSCs on disc protrusions (from 2008-2010)
- Safety observations:
  - No adverse events observed
- Efficacy observations:
  - Reduction in pain – 67% of subjects (n=12) had ≥ 30% improvement in pain score
  - Improved function – 56% of subjects (n=9) had ≥ 30% improvement in FRI
  - Improved self-reported Quality Of Life – mean improvement of ~60% in patient QoL (*mean time since treatment = 2.3 yrs*)
- Beneficial disc morphology changes observed

***63% of subjects had ≥ 30% Reduction in Pain Score and ≥ 30% Improvement in Function***

# Disc Morphologic Changes

***Therapy May Have a Significant Impact on the Morphology of the Disc***

- 42 yo Male needed epidural steroid injections multiple times annually for radiculopathy
- Large central, contained, broad based protrusion (L5-S1)
- 6 Years Conventional treatment
  - Narcotics
  - Epidural Steroids
  - Physical Therapy
- 75% Reduction in disc bulge post treatment
- 70% Reported improvement 2 years post treatment


4/2009
PRE-TREATMENT


1/2010
POST-TREATMENT

**56% of Subjects (n=16) had ≥ 50% Reduction in Disc Bulge Size**



# Clinical Trial Design

- A prospective, double-blinded, placebo controlled, randomized study, n=62
  - 12 patient dose escalation cohort with 10mm, 20mm and 40mm cell dose cohorts
  - 50 patient safety and efficacy cohort with maximum dose
    - Evaluate safety and preliminary efficacy of a single dose intradiscal injection of BRTX-100 in patients with chronic lumbar disc disease
  - 5-10 clinical trial sites



- Endpoints
  - Pain assessment using Visual Analogue Scales (VAS)
  - Oswestry questionnaires (ODI)
  - Quality of life assessment
  - Evolution of affected disc(s) by Magnetic Resonance Imaging (MRI)

# Key Milestones

| Milestones | Target Timeline |
|---|---|
| Animal Study Data | 2Q 2016 |
| Publish Animal Study Data | 4Q 2016 |
| Submit IND/IND Clearance | 4Q 2016 |
| Patient Enrollment | 1Q 2017 |
| Dose Escalation Cohort Data | 3Q 2017 |
| Primary End Point Efficacy Data | 3Q 2018 |

# ThermoStem® Program (Brown Adipose Stem Cells)

## *Potential Treatments for Metabolic Diseases*


det | HV | mag | spot | HFW | WD | 100 µm
--- | 20.00 kV | 697 x | 3.0 | 214 µm | 6.6 mm | Array 6057-3

- Pre-clinical allogeneic cell-based therapy to target obesity, diabetes and other metabolic disorders using brown adipose (fat) derived stem cells (BADSC) to generate brown adipose tissue (BAT)
- BAT is a specialized adipose tissue found in the human body that plays a key role in the evolutionarily conserved mechanisms underlying thermogenesis (generation of non-shivering body heat) and energy homeostasis in mammals - long known to be present at high levels in hibernating mammals and human newborns.
- University of Pennsylvania – Division of Endocrinology, Diabetes and Metabolism on Brown Adipose Stem Cell Program

# 2014 Publication in *STEM CELLS* Journal



Volume 32, Number 2, February 2014

STEM CELLS®

The International Journal of Cell Differentiation and Proliferation

Inside This Issue — See Complete Table of Contents Inside

AlphaMed Press
c/WILEY-BLACKWELL
www.StemCells.com

**572. Metabolically Active Human Brown Adipose Tissue-Derived Stem Cells**

***Francisco J Silva, Dolly J Holt, Vanessa Vargas et al.***

# Brown Fat Delivery Device

Encapsulation Device



Brown Adipose Cells (live)



UCP1 (red) Positive Cells



# Metabolic Key 2016/17 Targeted Milestones



| Milestones | Target Timeline |
|---|---|
| Identify Key Cell Line for Pre-Clinical Testing | 3Q 2016 |
| Develop Delivery System for BAT | 3Q 2016 |
| Initiate Pre-Clinical Testing in Animals | 4Q 2016 |
| Identify Target Indication | 4Q 2016 |
| Complete Pre-Clinical Testing in Animals | 2Q 2017 |
| Pre-IND filing with FDA | 3Q 2017 |

# Summary

## MULTIPLE CELL THERAPY PROGRAMS

- **DISC/SPINE PROGRAM (*brtxDISC™*):**
  - An advanced cell therapy to treat chronic lumbar disc disease caused by protruding or bulging discs
  - Lead therapeutic product, "BRTX-100", has been engineered to promote healing in damaged intervertebral discs
  - IND submission targeted 4Q 2016 with clinical trial commencement 1Q 2017

- **METABOLIC PROGRAM (*ThermoStem®*):**
  - Cell-based therapy to target diabetes, obesity and other metabolic disorders using brown adipose (fat) cells and tissue
  - Finalize clinical indication and delivery mechanism and drive to IND filing

## STRONG MANAGEMENT & ADVISORY TEAMS

# Thank You

biorestorative therapies

OTCQB: BRTX ◆ biorestorative.com